UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2007

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On June 15, 2007, Cabela’s Incorporated and certain of its subsidiaries (collectively, the “Company”) issued and sold $60 million aggregate principal amount of 6.08% senior unsecured notes in a private placement to qualified institutional buyers pursuant to the First Supplement (the “First Supplement”) to the Note Purchase Agreements dated as February 27, 2006, among the Company and various purchasers party thereto (the “2006 Note Agreements”).  The notes mature on June 15, 2017, and interest on the notes is payable semi-annually.  The First Supplement and the 2006 Note Agreements contain customary default provisions, as well as certain restrictive covenants, including limitations on indebtedness and financial covenants relating to net worth and fixed charges.  The Company intends to use the proceeds from the offering for new retail store expansion, including capital expenditures and purchase of economic development bonds, and general corporate purposes.  The foregoing description of the 6.08% senior unsecured notes, the First Supplement, and the 2006 Note Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of 6.08% Senior Note, Series 2007-A due June 15, 2017, the First Supplement, and the 2006 Note Agreements, copies of which are filed as Exhibits 4.1, 4.2, and 4.3 hereto, respectively, and incorporated herein by reference.  The Company’s press release announcing the closing of the note offering is attached hereto as Exhibit 99 and incorporated herein by reference.

In connection with the First Supplement, on June 15, 2007, the Company entered into an Acknowledgement, Consent and Agreement to a Fourth Amended and Restated Intercreditor Agreement (the “Fourth Amended Intercreditor Agreement”) among various holders of the Company’s notes, the lenders under the Company’s Second Amended and Restated Credit Agreement dated July 15, 2005 (the “Credit Agreement”), and U.S. Bank National Association, as Collateral Agent.  The Fourth Amended Intercreditor Agreement amends and replaces in its entirety the Third Amended and Restated Intercreditor Agreement dated as of February 27, 2006, to which the Company executed an Acknowledgement, Consent and Agreement.  The Fourth Amended Intercreditor Agreement was primarily amended and restated to include the new note purchasers under the First Supplement.  The foregoing description of the Fourth Amended Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Also in connection with First Supplement, on June 15, 2007, the Company entered into Amendment No. 1 (“Amendment No. 1”) to the 2006 Note Agreements, a Third Amendment Agreement (the “Third Amendment Agreement”) to Note Purchase Agreements dated as of September 5, 2002, among the Company and various purchasers party thereto (the “2002 Note Agreements”), and Amendment No. 7 (“Amendment No. 7”) to Note Agreements dated as of January 1, 1995, among the Company and various purchasers party thereto (the “1995 Note Agreements”).  Amendment No. 1, the Third Amendment Agreement, and Amendment No. 7 were primarily entered into to amend the original note purchase agreements to include a new obligor and, for Amendment No. 1 only, to include the new note purchasers.  The foregoing description of Amendment No. 1, the Third Amendment Agreement, and Amendment No. 7 does not purport to be complete and is qualified in its entirety by reference to such documents, copies of which are filed as Exhibits 4.4, 4.5, and 4.6 hereto, respectively, and incorporated herein by reference.

Also in connection with the First Supplement, on June 15, 2007, the Company executed replacement notes (the “Replacement Notes”) under the 2006 Note Agreements, the 2002 Note Agreements, and the 1995 Note Agreements.  The Replacement Notes were primarily entered into to include a new obligor.  The foregoing description of the Replacement Notes does not purport to be complete and is qualified in its entirety by reference to the Form of 5.99% Senior Note, Series 2006-A, due February 27, 2016; Form of 4.95% Senior Note due September 2009; and Form of 9.19% Senior Note, Series C, due January 2010, copies of which are filed as Exhibits 4.7, 4.8,  and 4.9 hereto, respectively, and incorporated herein by reference.

                Also in connection with First Supplement, Cabela’s Retail IL, Inc. entered into a Joinder Agreement (the “Joinder Agreeement”) in favor of U.S. Bank National Association as agent for the lenders under the Credit Agreement.  The Joinder Agreement added Cabela’s Retail IL, Inc. as a borrower under the Credit Agreement.  The foregoing description of the Joinder Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Certain of the parties to the First Supplement, the 2006 Note Agreements, the Credit Agreement, the Fourth Amended Intercreditor Agreement, Amendment No. 1, the Third Amendment Agreement, the 2002 Note Agreements, Amendment No. 7, and 1995 Note Agreements, or their respective affiliates, have provided, currently provide, and/or may in the future provide investment banking, commercial banking, and/or other services to the Company and its subsidiaries.  Customary fees have been, or may in the future be, paid for these services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	4.1	First Supplement to Note Purchase Agreements dated as February 27, 2006, among Cabela’s Incorporated and various purchasers party thereto

	4.2	Form of 6.08% Senior Note, Series 2007-A, due June 15, 2017

4.3
Note Purchase Agreements dated as of February 27, 2006, among Cabela’s Incorporated and various purchasers party thereto (incorporated by reference from Exhibit 4.2 of Cabela’s Incorporated’s Current Report on Form 8-K, filed on March 3, 2006, File No. 001-32227)

	4.4	Amendment No. 1 to Note Purchase Agreements dated as of February 27, 2006, among Cabela’s Incorporated and various purchasers party thereto

	4.5	Third Amendment Agreement to Note Purchase Agreements dated as of September 5, 2002, among Cabela’s Incorporated and various purchasers party thereto

	4.6	Amendment No. 7 to Note Agreements dated as of January 1, 1995, among Cabela’s Incorporated and various purchasers party thereto

	4.7	Form of 5.99% Senior Note, Series 2006-A, due February 27, 2016

	4.8	Form of 4.95% Senior Note due September 2009

	4.9	Form of 9.19% Senior Note, Series C, due January 2010

10.1
Fourth Amended and Restated Intercreditor Agreement dated as of June 15, 2007, among Cabela’s Incorporated, various noteholders party thereto, various lenders party thereto, and U.S. Bank National Association, as Collateral Agent

10.2
Joinder Agreement made by Cabela’s Retail IL, Inc. under the Second Amended and Restated Credit Agreement dated as of July 15, 2005, among Cabela’s Incorporated, various lenders party thereto, and U.S. Bank National Association, as Administrative Agent

	99	Press release dated June 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: June 20, 2007	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	First Supplement to Note Purchase Agreements dated as February 27, 2006, among Cabela’s Incorporated and various purchasers party thereto

4.2	Form of 6.08% Senior Note, Series 2007-A, due June 15, 2017

4.3
Note Purchase Agreements dated as of February 27, 2006, among Cabela’s Incorporated and various purchasers party thereto (incorporated by reference from Exhibit 4.2 of Cabela’s Incorporated’s Current Report on Form 8-K, filed on March 3, 2006, File No. 001-32227)

4.4	Amendment No. 1 to Note Purchase Agreements dated as of February 27, 2006, among Cabela’s Incorporated and various purchasers party thereto

4.5	Third Amendment Agreement to Note Purchase Agreements dated as of September 5, 2002, among Cabela’s Incorporated and various purchasers party thereto

4.6	Amendment No. 7 to Note Agreements dated as of January 1, 1995, among Cabela’s Incorporated and various purchasers party thereto

4.7	Form of 5.99% Senior Note, Series 2006-A, due February 27, 2016

4.8	Form of 4.95% Senior Note due September 2009

4.9	Form of 9.19% Senior Note, Series C, due January 2010

10.1
Fourth Amended and Restated Intercreditor Agreement dated as of June 15, 2007, among Cabela’s Incorporated, various noteholders party thereto, various lenders party thereto, and U.S. Bank National Association, as Collateral Agent

10.2
Joinder Agreement made by Cabela’s Retail IL, Inc. under the Second Amended and Restated Credit Agreement dated as of July 15, 2005, among Cabela’s Incorporated, various lenders party thereto, and U.S. Bank National Association, as Administrative Agent

99	Press release dated June 18, 2007